Item 1: Report to Shareholders

Balanced Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks generally declined in the first half of 2005, as modest second-quarter gains were not enough to offset first-quarter losses. Investment-grade bond returns were favorable, with long-term interest rates falling even though the Federal Reserve raised the overnight federal funds target rate from 2.25% to 3.25% . Non-U.S. stocks in developed markets fared about the same as their large-cap domestic counterparts in U.S. dollar terms, as recent strengthening in the U.S. currency significantly reduced overseas returns to U.S. investors.

Your fund returned 0.69% in the first half of 2005 and 9.00% in the 12-month period ended June 30, 2005. As shown in the table, the fund surpassed all of its benchmarks over the last year and fared slightly better than its Lipper benchmark and a hypothetical portfolio of U.S. stocks and bonds and international equities in the last six months. Since the end of 2004, our overweighting of stocks relative to bonds hurt our relative performance, as investment-grade U.S. bonds did better. Our exposure to the struggling high-yield market, which also trailed higher-quality bonds, also worked against us. On the plus side, our international holdings performed better than the broad MSCI EAFE Index, which helped our relative results.

PERFORMANCE COMPARISON
Periods Ended 6/30/05	6 Months	12 Months
Balanced Fund	0.69%	9.00%
Merrill Lynch-Wilshire
Capital Market Index	0.82	7.79
Lipper Balanced Funds Index	0.50	7.12
Combined Index Portfolio *	0.55	7.40
* An unmanaged portfolio of 50% domestic stocks (S&P 500
Stock Index), 40% bonds (Lehman Brothers U.S. Aggregate
Index), and 10% international stocks (MSCI EAFE Index).

MARKET ENVIRONMENT

Economic conditions were mostly favorable in the first half of 2005. Although the manufacturing sector decelerated somewhat, the economy expanded at a steady pace. New job growth continued at a reasonable rate, unemployment hovered slightly above 5%, and inflation remained contained, despite surging oil prices.

Relatively low interest rates continued to provide a helpful stimulus to the economy. Although money market and short-term bond yields rose as the Federal Reserve authorized additional increases in the fed funds target rate, long-term interest rates declined. The result was a flattening of the Treasury yield curve, which currently indicates that long-term Treasury yields are not much higher than short-term yields.

Large-cap U.S. stocks generally declined through April amid fears of slower economic growth accompanied by higher inflation. However, Federal Reserve officials assuaged investor worries by asserting that the economy was on a “reasonably firm footing” and that “underlying inflation remains contained.” Brisk merger activity and generally favorable corporate earnings helped lift stocks in the second quarter, though a late-June spike in oil prices to $60 per barrel and prospects for the central bank to continue raising short-term interest rates capped the market’s advance.

Large-cap shares held up slightly better than small-caps: the S&P 500 Index returned -0.81% versus -1.25% for the small-cap Russell 2000 Index. However, mid-cap stocks decisively outperformed both segments. As measured by various Russell indexes, value stocks outperformed their growth counterparts across all market capitalizations. In the large-cap universe, energy stocks and utilities produced vigorous gains and far surpassed other sectors. Health care was also modestly higher. The materials and consumer discretionary sectors performed worst, but stocks in the telecommunication services, information technology, and industrials and business services sectors also struggled.

Bond returns were favorable in the last six months, even though central bank officials gave no indication when the Fed would stop tightening monetary policy. Short- and intermediate-term interest rates increased, but long-term rates declined. Treasuries performed best, particularly long-term securities. Investment-grade corporate and mortgage-backed securities were slightly less robust. High-yield issues were sluggish following a downgrade of GM debt to junk status. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, returned 2.51% in the first half of 2005.

Non-U.S. stocks in developed markets did about the same as their large-cap domestic counterparts in U.S. dollar terms, as the recent strengthening in the U.S. currency significantly reduced overseas returns to U.S. investors. Emerging markets outpaced developed markets, led by equities in Latin America. Among developed markets, European stocks were flat, although they improved late in the period amid growing expectations for interest rate cuts. Japanese shares declined in dollar terms due to slowing global demand and surging oil prices. The MSCI EAFE Index, which measures the performance of large-cap shares in Europe, Australasia, and the Far East, returned -0.85% in the last six months.

ASSET ALLOCATION STRATEGY

Our asset allocations changed slightly in the last six months. As of June 30, domestic and international stocks collectively represented 63% of the fund’s assets, down from 66% at 2004 year-end. This is still a slight overweighting relative to the 60% neutral weighting of the combined index portfolio benchmark—with 50% in U.S. stocks and 13% in non-U.S. shares compared with 50% and 16%, respectively, six months ago. Our position in corporate bonds eased from 19% to 16%, and our exposure to Treasury and agency bonds increased from 12% to 15%. Mortgage-backed securities remained at 3%.

PORTFOLIO REVIEW

Domestic Stocks
Most major U.S. equity sectors declined in the first half of the year, but utility, energy, and health care stocks produced good returns in the domestic equity portion of the fund. The financials, information technology, consumer discretionary, and industrials and business services sectors detracted the most from our results.

In the robust energy sector, virtually all of our holdings gained. In fact, many were among our top contributors to performance, but the largest was ExxonMobil, which gained 13% amid rising oil prices and following better-than-expected earnings in the fourth quarter of 2004. Murphy Oil, which climbed 30%, was also outstanding. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Utility stocks extended last year’s brisk performance. One of our best holdings in this segment was TXU Corporation, whose shares surged 30% as its energy division benefited from rising natural gas prices. Another major contributor was Exelon, which advanced 18%.

Health care providers and service companies drove the sector’s gains. UnitedHealth Group, a high-quality, diversified, national managed care provider, was our best holding in the sector and our second-largest overall contributor to performance. Aetna also performed very well. Pharmaceutical stocks generally rose, though weakness in Schering-Plough and Forest Laboratories offset gains in Wyeth and Pfizer.

On the downside, financial stocks detracted the most from our results. All major underlying industries declined, led by commercial banks (such as U.S. Bancorp), insurers (particularly AIG), and diversified financial services companies (especially Citigroup). Brokerage stocks and asset managers also struggled, though Franklin Resources and Lehman Brothers traded higher.

Information technology shares also faltered in the last six months. Makers of computers and peripherals did worst, led by IBM, which reported lower-than-expected first-quarter earnings and which tumbled more than 24% in the first half. Software stocks were dragged lower by weakness in industry giant Microsoft. Stocks that bucked the negative trend included electronic equipment maker Jabil Circuit, semiconductor bellwether Intel, and Motorola.

Consumer discretionary stocks generally fell, though multi-line retailers May Department Stores and Sears Holdings (which we sold) and Target performed very well. Media stocks struggled across the board, as did specialty retailers, though Toys R Us gained (and we eliminated it from the portfolio) after the company received a buyout offer from two private equity firms and a real estate developer. Automobile stocks Ford Motor (which we sold) and GM suffered from weakening sales and credit rating downgrades.

The industrials and business services sector detracted substantially from our performance. Industrial conglomerates GE, 3M, and Tyco International were responsible for much of the sector’s weakness. Machinery stocks also struggled amid fears that slower economic growth would hurt the earnings of these cyclical companies, though ITT Industries performed well. On the plus side, aerospace and defense firms gained altitude, led by Boeing and Lockheed Martin.

International Stocks
In Europe, the euro dropped nearly 11% versus the U.S. dollar as economic prospects dimmed and French and Dutch voters rejected the new European Union constitution, raising doubts about further political integration. Although euro weakness has eroded returns for dollar-based investors, it is a plus for exporters. Energy was the best-performing sector by a wide margin, and emphasizing this sector helped our performance. In fact, Norwegian oil major Statoil was one of our top contributors. We added significantly to our position in wireless phone maker Nokia over the period, and the market began to reward the company’s improving results. Our positions in financials, including Sweden’s Svenska Handelsbanken, were hindered by concerns over rising costs.

In Asia, concerns about continued deflation in Japan and the adverse impact of a possible global economic slowdown on Japan’s export-oriented recovery hurt stock prices there. The yen’s 7.5% decline versus the dollar erased modest local-currency gains, but has relieved pressure on large exporters. On balance, our Japanese holdings performed well, especially financials. Aioi Insurance and Aiful, a consumer finance firm, both rose on some signs of a pickup in the domestic economy. Trading company Mitsubishi was also an important contributor, based partly on its exposure to energy.

Markets were much stronger elsewhere in the Far East. Australian investment banks Macquarie Bank and Babcock & Brown were among our top contributors. In Singapore, SembCorp Industries rose sharply as its marine businesses performed exceptionally well. Construction materials supplier Boral suffered as the Australian real estate market slowed, but we continue to view the stock’s prospects favorably.

Latin American stocks continued to advance, with Brazil and Mexico scoring double-digit gains in dollar terms. Our allocation to these markets is modest, but they were important sources of performance. The region benefited especially from strong commodity prices, putting Petroleo Brasileiro at the top of our list of non-U.S. stock contributors over the period. Mexican cement company Cemex, retailer Wal-Mart de Mexico, and wireless telecom provider America Movil also turned in good results.

BOND PORTFOLIO PROFILE
Periods Ended	12/31/04	6/30/05
Weighted Average Effective
Duration (years)	4.81	5.11
Weighted Average
Maturity (years)	7.74	7.73
Quality Diversification *
AAA	5.51%	5.38%
AA	3.31	4.23
A	12.72	14.73
BBB	12.76	11.73
BB and Below	20.72	11.16
Not Rated	–	–
U.S. Government	44.98	52.77

* Source: Standard & Poor’s; if Standard & Poor’s does not
rate a security, then Moody’s Investors Service is used as a secondary source.

Domestic Bonds
U.S. bonds outperformed U.S. stocks in the first half of the year, but our underweighting of fixed-income securities relative to the combined index portfolio limited our gains. Despite four additional short-term rate increases from the Federal Reserve in the last six months (a total of nine since June 30, 2004), long-term interest rates continued to decline, which Fed Chairman Alan Greenspan deemed a “conundrum.”

In light of relatively rich valuations in the high-yield bond market, we reduced our exposure to below investment-grade debt in the last six months by almost half and invested most of the proceeds in U.S. government securities. Also, we modestly increased exposure to investment-grade corporate bonds because corporate profits and other fundamentals in the sector remain favorable. Although the bond portfolio’s duration edged higher in the last six months, we have maintained a cautious stance because we believe that longer-term interest rates will rise as the economy expands.

OUTLOOK

Despite elevated oil prices, the U.S. economy is likely to continue expanding this year, and short-term interest rates are likely to keep rising. Unless corporate profit growth remains vigorous, U.S. stocks could have difficulty making progress until the Fed signals that rates are at or near a “neutral” level that neither stimulates nor stifles economic growth.

The decline in long-term rates as the Fed has tightened monetary policy over the last year has baffled many, but with the economy currently growing at a steady clip, it is unlikely that long-term rates will remain at such low levels indefinitely. As a result, bond market conditions in the period ahead could be less favorable than they have been in the last few years. Nevertheless, fixed-income securities are a vital part of achieving portfolio diversification, and they may produce positive returns if demand stays strong and the central bank succeeds in keeping inflation contained. Signs of slower economic growth and the menace of global terrorism are also likely to support bond prices.

Non-U.S. stocks can also help an investor diversify a domestic portfolio. At present, high energy prices remain a major concern, but they do not yet appear to have materially affected global growth. Global earnings estimates have become weaker in most regions, but balance sheets are generally healthy. We expect companies to continue generating positive earnings growth, although perhaps at a slower rate. A slowdown in Chinese growth or U.S. consumption is the primary risk factor for global growth in the near term. The second quarter saw a reversal in the long-term style trend, with high-quality growth stocks being preferred relative to more speculative value stocks, and we expect this trend to persist.

Geopolitical and macroeconomic uncertainties around the globe underscore the importance of maintaining a broadly diversified portfolio while pursuing growth of capital over the long term. We believe that a portfolio of U.S. stocks, U.S. bonds, and international equities could provide long-term returns that compete with all-stock portfolios with potentially less volatility. We appreciate your confidence in our ability to invest and manage the assets you have entrusted to us.

Respectfully submitted,

Richard T. Whitney
Cochairman of the fund’s Investment Advisory Committee

Edmund M. Notzon III
Cochairman of the fund’s Investment Advisory Committee

July 22, 2005

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

CHANGE IN MANAGEMENT

Effective May 1, 2005, Edmund M. Notzon III became cochairman of the Balanced Fund’s Investment Advisory Committee. Mr. Notzon is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and is a portfolio manager in the firm’s Fixed Income Group. He is the chairman of the firm’s Asset Allocation Committee and is the portfolio manager of several separately managed fixed-income and asset allocation portfolios.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, currency fluctuations, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization weighted index including the Wilshire 5000 and Merrill Lynch, High Yield II, and Domestic Master Indexes.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and the Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes reinvestment of dividends.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

PORTFOLIO HIGHLIGHTS

LARGEST HOLDINGS
	Percent of		Percent of
	Net Assets		Net Assets
	6/30/05		6/30/05
Stocks		Bonds

GE	2.0%	U.S. Treasury	11.3%
ExxonMobil	1.7	Federal Home Loans	1.7
Citigroup	1.4	Fannie Mae Mortgages	1.6
Microsoft	1.1	Ginnie Mae	1.1
Bank of America	1.0	Fannie Mae Agency Bonds	0.7
American International Group	0.9	General Electric	0.3
UnitedHealth Group	0.9	Manitoba	0.3
BP	0.8	Citigroup	0.3
Target	0.7	Kimberly-Clark	0.2
Wal-Mart	0.7	Goldman Sachs	0.2
Total	11.2%	Total	17.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/05	1 Year	5 Years	10 Years

Balanced Fund	9.00%	3.61%	8.76%

Merrill Lynch – Wilshire Capital Market Index	7.79	1.32	8.61

Lipper Balanced Funds Index	7.12	2.70	8.12

Combined Index Portfolio *	7.40	2.04	8.61

* An unmanaged portfolio of 50% domestic stocks (S&P 500 Stock Index), 40% bonds (Lehman Brothers
U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BALANCED FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,006.90	$3.53
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.27	3.56
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.71%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$19.70	$18.41	$15.51	$17.49	$19.17	$19.69

Investment activities
Net investment
income (loss)	0.26*	0.46*	0.41*	0.47	0.51	0.54
Net realized and
unrealized gain (loss)	(0.13)	1.41	2.91	(1.95)	(1.29)	(0.13)

Total from
investment activities	0.13	1.87	3.32	(1.48)	(0.78)	0.41

Distributions
Net investment income	(0.26)	(0.46)	(0.42)	(0.47)	(0.52)	(0.53)
Net realized gain	(0.16)	(0.12)	–	(0.03)	(0.38)	(0.40)

Total distributions	(0.42)	(0.58)	(0.42)	(0.50)	(0.90)	(0.93)

NET ASSET VALUE
End of period	$19.41	$19.70	$18.41	$15.51	$17.49	$19.17

Ratios/Supplemental Data
Total return^	0.69%*	10.32%*	21.71%*	(8.54)%	(3.98)%	2.09%
Ratio of total expenses to
average net assets	0.71%*†	0.71%*	0.78%*	0.79%	0.83%	0.79%
Ratio of net investment
income (loss) to average
net assets	2.68%*†	2.49%*+	2.50%*	2.88%	2.84%	2.75%
Portfolio turnover rate	31.6%¤†	22.9%	38.4%	49.1%	36.0%	16.5%
Net assets, end of period
(in millions)	$2,429	$2,325	$2,048	$1,582	$1,791	$1,896

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses permanently waived of 0.03%, 0.04% and 0.02% of average net assets for the periods ended
6/30/05,12/31/04 and 12/31/03, respectively, related to investments in T. Rowe Price mutual funds.
+	Includes the effect of a one-time special dividend (0.14% of average net assets) that is not expected to recur.
** Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2);
had these transactions been excluded from the calculation, the portfolio turnover for the six months ended June 30,
2005 would have been 31.5%.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 62.9%

CONSUMER DISCRETIONARY 6.4%
Auto Components 0.1%
Bridgestone (JPY) §	56,000	1,071
GKN (GBP)	207,369	955
		2,026
Automobiles 0.6%
Bayerische Motoren Werke (EUR)	46,194	2,101
GM §	133,781	4,549
Honda (JPY)	1,400	69
Honda ADR	45,000	1,107
Renault (EUR) §	21,815	1,917
Toyota Motor (JPY)	118,400	4,233
		13,976
Distributors 0.2%
Genuine Parts §	83,858	3,446
Pacific Brands (AUD)	336,196	578
		4,024
Hotels, Restaurants & Leisure 0.6%
Carnival	102,283	5,580
Hilton	102,318	2,440
McDonald's	159,803	4,435
Wendy's	30,690	1,462
		13,917
Household Durables 0.5%
Fortune Brands	40,920	3,634
Goldcrest Company (JPY) §	15,950	893
Persimmon (GBP)	98,808	1,381
Philips Electronics (EUR)	41,468	1,042
Pioneer (JPY) §	69,500	1,045
Sony (JPY)	75,800	2,610
THOMSON Multimedia (EUR) §	106,394	2,532
		13,137
Leisure Equipment & Products 0.1%
Hasbro	81,811	1,701
Nikon (JPY) §	106,000	1,194
		2,895
Media 2.4%
Aegis Group (GBP)	1,137,206	2,019
Clear Channel Communications §	102,312	3,165
Comcast, Class A *	350,764	10,768
Disney	370,981	9,341
Gannett	28,235	2,008
Gestevision Telecino (EUR)	32,104	748
Liberty Media *	200,000	2,038
McGraw-Hill	146,922	6,501
Omnicom	27,422	2,190
Publicis (EUR) §	121,725	3,580
Reader's Digest §	35,000	578
Time Warner *	296,156	4,949
Tribune	40,951	1,441
Viacom, Class A §	8,152	263
Viacom, Class B	191,756	6,140
WPP Group (GBP)	209,165	2,147
WPP Group ADR	19,100	975
		58,851
Multiline Retail 0.7%
Target	330,590	17,987
		17,987
Specialty Retail 1.1%
Blockbuster, Class A §	52,404	478
Blockbuster, Class B §	52,404	449
CarMax *	55,192	1,471
Esprit Holdings (HKD)	238,500	1,716
GAP	212,030	4,188
Home Depot	318,128	12,375
RadioShack	81,824	1,896
Staples	81,577	1,739
TJX	94,078	2,291
		26,603
Textiles, Apparel, & Luxury Goods 0.1%
Adidas-Salomon (EUR)	10,926	1,822
		1,822
Total Consumer Discretionary		155,238

CONSUMER STAPLES 5.4%
Beverages 1.1%
Allied Domecq (GBP)	180,050	2,181
Anheuser-Busch	100,360	4,591
Coca-Cola	234,560	9,793
Kirin Brewery (JPY) §	125,000	1,210
PepsiCo	178,379	9,620
		27,395
Food & Staples Retailing 2.2%
Casino Guichard-Perrachon (EUR) §	20,319	1,423
Coles Myer (AUD)	290,086	2,035
Costco Wholesale	121,864	5,462
CVS	102,278	2,973
J Sainsbury (GBP)	182,210	929
Kroger *	228,024	4,339
Matsumotokiyoshi (JPY) §	33,000	899
METRO (EUR) §	87,178	4,314
Organizacion Soriana, Series B (MXN) *§	326,100	1,356
Sysco §	128,867	4,664
Tesco (GBP)	358,510	2,043
Wal-Mart	370,775	17,871
Wal-Mart de Mexico, Series V (MXN)	603,400	2,447
Walgreen	51,138	2,352
		53,107
Food Products 0.5%
Campbell Soup	82,850	2,549
General Mills	74,159	3,470
Nestle (CHF)	13,163	3,361
Unilever (GBP)	333,839	3,211
		12,591
Household Products 1.0%
Colgate-Palmolive	68,822	3,435
Kimberly-Clark	77,105	4,826
Procter & Gamble	292,055	15,406
		23,667
Personal Products 0.2%
Gillette	97,319	4,927
		4,927
Tobacco 0.4%
Altria Group	164,495	10,636
		10,636
Total Consumer Staples		132,323

ENERGY 6.2%
Energy Equipment & Services 1.0%
Baker Hughes	81,906	4,190
BJ Services	100,730	5,286
FMC Technologies *§	73,947	2,364
Halliburton	95,922	4,587
Schlumberger	105,023	7,976
Transocean *	2	0
		24,403
Oil, Gas & Consumable Fuels 5.2%
BP (GBP)	441,157	4,590
BP ADR	235,564	14,694
Chevron	227,489	12,721
China Shenhua Energy (HKD) *	751,500	725
ConocoPhillips	102,358	5,885
Eni S.p.A. (EUR) §	118,520	3,042
Eni S.p.A. ADR §	18,800	2,410
ExxonMobil	701,353	40,307
INPEX (JPY)	121	680
Murphy Oil	204,660	10,689
Neste Oil (EUR) *	18,600	482
Oil Search (AUD)	626,682	1,456
Petroleo Brasileiro (Petrobras) ADR
(1 ADR represents 1 preference share) §	104,000	4,788
Royal Dutch Petroleum ADS	30,701	1,993
Shell Transport & Trading (GBP)	159,178	1,543
Shell Transport & Trading ADR §	69,000	4,006
Statoil ASA (NOK) §	472,865	9,602
Total (EUR)	23,310	5,457
		125,070
Total Energy		149,473

FINANCIALS 13.8%
Capital Markets 2.3%
Bank of New York	102,285	2,944
Credit Suisse Group (CHF)	79,075	3,100
Franklin Resources §	100,238	7,716
Goldman Sachs	80,495	8,212
Lehman Brothers	51,143	5,078
Macquarie Bank (AUD) §	71,318	3,227
Mellon Financial	176,543	5,065
Morgan Stanley	209,247	10,979
Piper Jaffray *§	4,804	146
State Street	200,485	9,673
		56,140
Commercial Banks 4.7%
ABN AMRO (EUR)	84,305	2,070
Allied Irish Banks (EUR)	47,971	1,026
Australia & New Zealand Banking (AUD)	132,948	2,194
Australia & New Zealand Banking ADR §	22,800	1,886
Banco Santander Central Hispano (EUR)	207,900	2,400
Bank Austria Creditanstalt (EUR) §	25,371	2,639
Bank of America	515,699	23,521
Bank of Fukuoka (JPY)	173,000	1,021
Bank of Ireland (EUR)	115,698	1,874
Barclays (GBP)	651,582	6,469
Barclays ADR §	6,700	268
BNP Paribas (EUR) §	68,515	4,683
DBS Group (SGD)	200,000	1,691
Grupo Financiero Banorte (MXN)	711,300	4,688
HBOS (GBP)	236,615	3,643
HSBC (GBP)	110,006	1,754
Mitsubishi Tokyo Financial (JPY)	207	1,747
National Australia Bank (AUD) §	150,155	3,509
NORDEA (SEK)	463,319	4,203
Royal Bank of Scotland (GBP)	168,075	5,064
S-E-Banken (SEK) §	150,387	2,496
Sumitomo Trust & Banking (JPY) §	329,000	1,994
Svenska Handelsbanken, Series A (SEK) §	146,434	2,987
The Bank of Yokohama (JPY)	321,000	1,844
U.S. Bancorp	491,457	14,351
UniCredito (EUR) §	265,000	1,394
Wachovia	278,124	13,795
		115,211
Consumer Finance 0.5%
AIFUL (JPY)	27,900	2,072
American Express	180,031	9,583
		11,655
Diversified Financial Services 2.1%
Babcock & Brown (AUD) *	166,257	1,741
Citigroup	736,283	34,038
ING Groep GDS (EUR)	77,814	2,189
J.P. Morgan Chase	300,611	10,617
Moody's	28,846	1,297
		49,882
Insurance 2.7%
Aioi Insurance (JPY) §	235,000	1,197
Ambac	34,071	2,377
American International Group	384,380	22,333
Aviva (GBP)	128,603	1,429
AXA (EUR)	91,912	2,285
CNP Assurances (EUR) §	40,249	2,569
Friends Provident (GBP)	248,641	809
Genworth Financial, Class A	51,154	1,546
Marsh & McLennan	114,084	3,160
Mitsui Sumitomo Insurance (JPY)	127,000	1,139
Prudential	65,449	4,297
QBE Insurance (AUD) §	154,130	1,876
SAFECO	51,156	2,780
St. Paul Companies	251,126	9,927
Torchmark §	89,596	4,677
UnumProvident §	150,000	2,748
		65,149
Real Estate 0.6%
China Overseas Land & Investment (HKD) §	3,570,000	662
Equity Office Properties, REIT	163,686	5,418
GPT Group, Equity Units (AUD) *	254,154	704
ProLogis, REIT	180,450	7,261
Sun Hung Kai Properties (HKD)	171,000	1,682
		15,727
Thrifts & Mortgage Finance 0.9%
Bradford Bingley (GBP)	266,979	1,560
Countrywide Credit	159,359	6,153
Fannie Mae	88,886	5,191
Freddie Mac	55,444	3,617
Hypo Real Estate Holding (EUR)	58,792	2,231
Radian §	51,149	2,415
		21,167
Total Financials		334,931

HEALTH CARE 7.2%
Biotechnology 0.4%
Amgen *	133,981	8,101
CSL Limited (AUD)	30,864	788
		8,889
Health Care Equipment & Supplies 1.0%
Baxter International	114,047	4,231
Becton, Dickinson	61,382	3,221
Boston Scientific *	201,670	5,445
Guidant	43,375	2,919
Hospira *§	14,170	553
Medtronic	143,566	7,435
		23,804
Health Care Providers & Services 1.7%
Aetna	107,841	8,931
Cardinal Health §	99,073	5,705
Celesio (EUR) §	18,969	1,491
Health Management, Class A	83,114	2,176
Medco *	59,990	3,201
UnitedHealth Group	402,178	20,970
		42,474
Pharmaceuticals 4.1%
Abbott Laboratories	144,928	7,103
AstraZeneca ADR	63,100	2,603
Bristol Myers Squibb	158,281	3,954
Eisai (JPY)	31,800	1,065
Eli Lilly	102,292	5,699
Forest Laboratories *	51,118	1,986
GlaxoSmithKline (GBP)	68,513	1,654
GlaxoSmithKline ADR	236,879	11,491
Johnson & Johnson	195,892	12,733
Kobayashi Pharmaceutical (JPY)	41,000	1,116
Merck	200,536	6,177
Novartis (CHF) §	147,249	6,987
Pfizer	600,261	16,555
Sanofi-Aventis (EUR) §	51,545	4,219
Schering-Plough	204,560	3,899
Takeda Chemical Industries (JPY)	42,500	2,101
Wyeth	215,658	9,597
		98,939
Total Health Care		174,106

INDUSTRIALS & BUSINESS SERVICES 7.8%
Aerospace & Defense 1.6%
BAE Systems (GBP)	298,082	1,527
Boeing	98,104	6,475
General Dynamics	30,000	3,286
Honeywell International	181,969	6,666
Lockheed Martin	138,878	9,009
Northrop Grumman	101,232	5,593
Rolls-Royce (GBP) *	206,526	1,059
United Technologies	98,992	5,083
		38,698
Air Freight & Logistics 0.3%
UPS, Class B	94,071	6,506
Yamato Transport (JPY)	71,000	981
		7,487
Airlines 0.0%
Qantas Airways (AUD)	232,997	596
		596
Building Products 0.1%
Masco	102,091	3,242
		3,242
Commercial Services & Supplies 0.3%
Downer EDI (AUD)	211,260	852
Waste Management	180,333	5,111
		5,963
Construction & Engineering 0.2%
Acciona (EUR) §	48,038	4,749
China State Construction (HKD) *	198,333	2
		4,751
Electrical Equipment 0.0%
Sumitomo Electric Industries (JPY)	92,000	934
		934
Industrial Conglomerates 3.0%
3M	48,285	3,491
DCC (EUR)	121,938	2,433
GE	1,399,471	48,492
Hutchison Whampoa (HKD)	215,000	1,932
Sembcorp (SGD)	1,174,060	1,854
Siemens (EUR)	53,861	3,915
Tyco International	371,455	10,846
		72,963
Machinery 1.4%
Caterpillar	51,135	4,874
Danaher	196,618	10,291
Deere	134,575	8,813
Fanuc (JPY)	25,200	1,597
ITT Industries	71,602	6,991
		32,566
Marine 0.1%
Nippon Yusen (JPY) §	338,000	1,931
		1,931
Road & Rail 0.7%
Arriva (GBP)	235,452	2,295
CSX	122,758	5,237
Landstar Systems *	163,630	4,929
Union Pacific	80,825	5,237
		17,698
Trading Companies & Distributors 0.1%
Mitsubishi (JPY)	206,000	2,787
		2,787
Total Industrials & Business Services		189,616

INFORMATION TECHNOLOGY 7.5%
Communications Equipment 0.9%
Cisco Systems *	433,375	8,282
Motorola	284,971	5,203
Nokia ADR §	72,000	1,198
Nokia OYJ (EUR)	238,309	3,965
QUALCOMM	89,995	2,971
Uniden (JPY)	34,000	535
		22,154
Computers & Peripherals 1.4%
Dell *	308,460	12,187
Hewlett-Packard	302,521	7,112
IBM	147,404	10,937
Lexmark International *	25,587	1,659
Toshiba (JPY)	465,000	1,843
		33,738
Electronic Equipment & Instruments 0.4%
Flextronics *§	184,057	2,431
Hamamatsu Photonics (JPY) §	30,400	661
Jabil Circuit *§	124,552	3,828
Kyocera (JPY)	16,500	1,257
TDK (JPY)	15,000	1,018
		9,195
Internet Software & Services 0.2%
IAC/InterActiveCorp *§	120,662	2,902
VeriSign *	132,943	3,823
		6,725
IT Services 0.4%
Automatic Data Processing	79,774	3,348
Certegy §	8,900	340
DST Systems *§	51,144	2,394
First Data	25,000	1,003
Paychex	96,709	3,147
		10,232
Office Electronics 0.1%
Canon (JPY) §	43,000	2,252
		2,252
Semiconductor & Semiconductor Equipment 1.7%
Altera *§	155,464	3,081
Analog Devices	152,395	5,686
Applied Materials	163,675	2,648
Intel	519,954	13,550
KLA-Tencor	61,363	2,682
Linear Technology	117,622	4,316
Maxim Integrated Products	114,055	4,358
Semiconductor Manufacturing ADR *§	31,100	320
Texas Instruments	102,251	2,870
Xilinx	51,566	1,315
		40,826
Software 2.4%
Adobe Systems	204,546	5,854
Electronic Arts *	30,680	1,737
Intuit *	171,006	7,714
Microsoft	1,071,528	26,617
Oracle *	743,158	9,810
SAP (EUR)	20,126	3,495
VERITAS Software *	117,591	2,869
		58,096
Total Information Technology		183,218

MATERIALS 3.1%
Chemicals 1.1%
BASF (EUR)	49,713	3,294
Dow Chemical	91,111	4,057
DuPont	57,618	2,478
FMC *§	42,961	2,412
Great Lakes Chemical	25,000	787
Kaneka (JPY)	151,000	1,687
Potash Corp./Saskatchewan §	63,432	6,063
Rohm & Haas	54,659	2,533
Valspar §	37,028	1,788
Yara International (NOK)	72,910	1,152
		26,251
Construction Materials 0.3%
Boral (AUD)	786,445	3,865
Cemex (MXN)	667,400	2,831
Holcim (CHF)	22,829	1,384
		8,080
Containers & Packaging 0.0%
DS Smith (GBP)	545,116	1,419
		1,419
Metals & Mining 1.4%
Alcoa	171,800	4,489
Anglo American (GBP)	80,135	1,882
BlueScope Steel (AUD)	599,976	3,720
Inco	204,735	7,729
Newmont Mining §	61,412	2,397
Nippon Steel (JPY) §	1,096,000	2,534
Nucor §	60,000	2,737
Phelps Dodge §	60,000	5,550
SSAB Svenskt Stal, Series A (SEK)	112,376	2,586
		33,624
Paper & Forest Products 0.3%
Georgia-Pacific	62,529	1,988
International Paper	102,270	3,090
MeadWestvaco	30,000	841
Neenah Paper §	2,284	71
Weyerhaeuser	12,700	808
		6,798
Total Materials		76,172

TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 1.9%
Alltel	91,137	5,676
China Telecom (HKD)	3,144,000	1,113
Compania de Telecomunics Chile ADR §	69,700	709
SBC Communications	258,362	6,136
Sprint	104,107	2,612
Tele Danmark (DKK)	76,066	3,254
Tele Norte Leste ADR §	92,300	1,537
Telenor ASA (NOK)	396,406	3,144
Telus (CAD)	120,800	4,244
Telus (Non-voting shares)	143,336	4,875
Verizon Communications	364,889	12,607
		45,907
Wireless Telecommunication Services 0.9%
America Movil ADR, Series L §	48,300	2,879
Bouygues (EUR)	71,502	2,964
China Unicom (HKD)	586,000	492
KDDI (JPY)	326	1,504
MobilCom AG (EUR) §	125,944	2,720
Nextel Communications, Class A *	102,273	3,305
Starhub (SGD) *	879,000	952
Vodafone (GBP)	238,592	580
Vodafone ADR §	247,200	6,012
		21,408
Total Telecommunication Services		67,315

UTILITIES 2.7%
Electric Utilities 1.6%
E.ON AG (EUR)	49,582	4,401
Entergy	83,277	6,292
Exelon	257,980	13,242
FirstEnergy	142,204	6,841
Hong Kong Electric (HKD)	193,571	882
Iberdrola (EUR) §	113,076	2,973
Pinnacle West Capital	51,148	2,273
TEPCO (JPY)	111,800	2,669
		39,573
Gas Utilities 0.3%
Australian Gas Light (AUD)	55,411	599
Centrica (GBP)	670,085	2,784
NiSource	153,431	3,794
		7,177
Independent Power Producers & Energy Traders 0.8%
Duke Energy §	313,403	9,318
TXU	106,500	8,849
		18,167
Total Utilities		64,917
Total Common Stocks (Cost $993,709)		1,527,309

CORPORATE BONDS 10.2%
Abbey National, 7.95%, 10/26/29	1,000,000	1,392
Alcan Aluminum, 5.00%, 6/1/15	700,000	703
America Movil
5.50%, 3/1/14	545,000	545
6.375%, 3/1/35	1,000,000	962
American Electric Power, 5.375%, 3/15/10	1,180,000	1,228
Amgen, 4.00%, 11/18/09	410,000	407
Anheuser-Busch, 5.75%, 4/1/10	5,000,000	5,306
AOL Time Warner, 7.625%, 4/15/31	1,625,000	2,023
Arden Realty, 5.25%, 3/1/15	225,000	227
Associates Corp. of North America, 6.95%, 11/1/18	100,000	121
AT&T Broadband, 8.375%, 3/15/13	1,800,000	2,191
AT&T Wireless
7.875%, 3/1/11	1,000,000	1,161
8.75%, 3/1/31	1,000,000	1,402
Baker Hughes, 6.25%, 1/15/09	1,000,000	1,064
Bank of America
4.875%, 9/15/12	500,000	514
5.25%, 2/1/07	100,000	102
6.25%, 4/15/12	1,500,000	1,661
Bank of Boston Capital Trust, 8.25%, 12/15/26	1,000,000	1,088
Bank One, 5.50%, 3/26/07	2,000,000	2,051
BankAmerica, 6.625%, 8/1/07	3,000,000	3,149
BB&T, 4.75%, 10/1/12	935,000	954
Bear Stearns
3.25%, 3/25/09	1,500,000	1,449
4.00%, 1/31/08	750,000	747
Bell Atlantic Maryland, 8.00%, 10/15/29	100,000	131
BHP Finance
4.80%, 4/15/13	255,000	258
6.69%, 3/1/06	2,000,000	2,040
BNP Paribas (NY), 6.875%, 3/1/09	1,000,000	1,091
Boeing, 8.75%, 8/15/21	500,000	701
Boeing Capital, 6.10%, 3/1/11	1,000,000	1,086
Boston Properties, 5.00%, 6/1/15	100,000	101
Bottling Group, 4.625%, 11/15/12	450,000	458
BP Capital Markets, 2.35%, 6/15/06	500,000	494
Bristol-Myers Squibb, 5.75%, 10/1/11	1,000,000	1,070
British Sky Broadcasting, 8.20%, 7/15/09	1,000,000	1,129
British Telecommunications, VR, 8.375%, 12/15/10	1,000,000	1,181
Burlington Northern Santa Fe, ETC, 7.33%, 6/23/10	405,855	436
Canadian National Railway, 4.25%, 8/1/09	500,000	501
Canadian Natural Resources, 6.45%, 6/30/33	500,000	563
Capital One Bank
4.25%, 12/1/08	400,000	401
4.875%, 5/15/08	1,000,000	1,014
Caterpillar Financial Services, 3.10%, 5/15/07	500,000	491
Centerpoint Energy Houston, 5.70%, 3/15/13	1,000,000	1,071
Chevron Phillips Chemical, 5.375%, 6/15/07	560,000	571
CIT Group
4.00%, 5/8/08	100,000	99
5.00%, 2/1/15	2,500,000	2,517
Citigroup
5.00%, 9/15/14	1,534,000	1,584
6.50%, 1/18/11	1,000,000	1,111
6.625%, 6/15/32	3,000,000	3,649
Clear Channel Communications, 7.65%, 9/15/10	1,000,000	1,085
Clorox, 4.20%, 1/15/10	600,000	604
Coca-Cola Bottling, 144A, 5.00%, 6/15/16	5,000,000	5,456
Comcast Cable Communications, 6.75%, 1/30/11	1,750,000	1,927
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,517
Countrywide Funding, 6.875%, 9/15/05	860,000	865
Cox Communications, 7.125%, 10/1/12	300,000	336
Credit Suisse First Boston (USA)
6.125%, 11/15/11	1,800,000	1,960
6.50%, 1/15/12	1,175,000	1,311
CVS, 4.00%, 9/15/09	500,000	496
Daimler Chrysler Holding, 7.20%, 9/1/09	1,000,000	1,086
DaimlerChrysler, 4.05%, 6/4/08	100,000	98
Deutsche Telekom International Finance, STEP, 8.50%, 6/15/10	1,150,000	1,342
Developers Diversified Realty, 4.625%, 8/1/10	1,000,000	994
Duke Capital, 7.50%, 10/1/09	1,000,000	1,111
DuPont, 6.875%, 10/15/09	660,000	731
Enbridge, 4.90%, 3/1/15	500,000	500
Energy East, 6.75%, 9/15/33	1,000,000	1,168
Enron Oil & Gas, 6.50%, 12/1/07	4,000,000	4,204
EOP Operating, 6.80%, 1/15/09	1,350,000	1,449
Equitable Resources, 7.75%, 7/15/26	2,000,000	2,659
Erac USA Finance, 144A, 8.00%, 1/15/11	2,500,000	2,897
ERP Operating, 6.95%, 3/2/11	710,000	792
Exelon Generation, 6.95%, 6/15/11	375,000	420
Federal Express, 9.95%, 8/15/06	500,000	532
First Data, 4.70%, 8/1/13	800,000	808
First Tennessee Bank, 5.05%, 1/15/15	1,000,000	1,026
Florida Power & Light, 5.95%, 10/1/33	400,000	456
Food Lion, 8.05%, 4/15/27	1,900,000	2,146
FPL Group Capital, 7.625%, 9/15/06	100,000	104
France Telecom, STEP, 8.00%, 3/1/11	1,590,000	1,847
GE, 5.00%, 2/1/13	850,000	877
GE Global Insurance, 7.75%, 6/15/30	100,000	118
General Electric Capital
3.125%, 4/1/09	6,000,000	5,778
5.45%, 1/15/13	2,500,000	2,650
Golden West Financial Corp., 4.125%, 8/15/07	100,000	100
Goldman Sachs Group
5.15%, 1/15/14	1,200,000	1,234
6.60%, 1/15/12	4,000,000	4,456
Halliburton, 5.50%, 10/15/10	1,000,000	1,048
Harrah's Operating, 5.50%, 7/1/10	1,250,000	1,286
Hewlett Packard, 5.50%, 7/1/07	1,000,000	1,024
Household Finance, 6.375%, 10/15/11	3,200,000	3,508
HSBC Bank, 3.875%, 9/15/09	100,000	99
HSBC Bank USA, 5.875%, 11/1/34	1,950,000	2,146
HSBC Holdings, 5.25%, 12/12/12	600,000	627
IBM
3.80%, 2/1/08	625,000	621
5.875%, 11/29/32	1,500,000	1,667
6.45%, 8/1/07	500,000	524
6.50%, 1/15/28	100,000	119
ING Capital Funding Trust III, 8.439%, 12/31/49 (Tender 12/31/10)	1,000,000	1,184
International Lease Finance, 3.75%, 8/1/07	400,000	396
iStar Financial, 6.05%, 4/15/15	1,000,000	1,044
Jefferson Pilot, 144A, 8.14%, 1/15/46	1,500,000	1,626
John Deere Capital, 4.625%, 4/15/09	1,000,000	1,012
Johnson Controls, 4.875%, 9/15/13	1,000,000	993
JP Morgan Chase, 6.75%, 2/1/11	2,500,000	2,771
Kimberly-Clark, 6.375%, 1/1/28	5,000,000	6,050
Kinder Morgan, 7.25%, 3/1/28	100,000	119
Kraft Foods, 5.625%, 11/1/11	1,000,000	1,057
Kroger, 8.05%, 2/1/10	2,500,000	2,819
Lehman Brothers
3.95%, 11/10/09	1,000,000	985
4.80%, 3/13/14	1,525,000	1,548
Lennar, 144A, 5.60%, 5/31/15	500,000	511
Lockheed Martin, 7.65%, 5/1/16	1,000,000	1,237
M & I Marshall & Ilsley Bank, 4.85%, 6/16/15	1,000,000	1,014
Manufacturers & Traders Trust, 8.00%, 10/1/10	1,625,000	1,895
Masco, 4.80%, 6/15/15	1,000,000	993
MBNA America Bank, 6.50%, 6/20/06	1,500,000	1,532
Mcdonnell Douglas, 6.875%, 11/1/06	100,000	104
Mellon Bank, 7.00%, 3/15/06	100,000	102
Mellon Funding, 5.00%, 12/1/14	1,000,000	1,041
Merrill Lynch
4.125%, 1/15/09	500,000	499
5.00%, 1/15/15	1,500,000	1,526
6.50%, 7/15/18	1,000,000	1,152
Morgan Stanley, 6.875%, 3/1/07	2,500,000	2,611
Morgan Stanley Dean Witter, 6.75%, 4/15/11	100,000	111
Motorola, 8.00%, 11/1/11	1,000,000	1,173
National City Bank, 4.25%, 1/29/10	400,000	402
New England Telephone & Telegraph, 7.875%, 11/15/29	100,000	128
New Jersey Bell Telephone, 6.80%, 12/15/24	2,500,000	2,694
Newmont Mining, 5.875%, 4/1/35	350,000	358
News America, 6.20%, 12/15/34	1,000,000	1,066
News America Holdings, 9.25%, 2/1/13	1,090,000	1,380
Niagara Mohawk Power, 7.625%, 10/1/05	368,828	372
Noram Energy, 6.50%, 2/1/08	521,000	546
Norfolk Southern
5.257%, 9/17/14	750,000	784
5.64%, 5/17/29	481,000	504
7.80%, 5/15/27	19,000	25
Northrop Grumman
7.125%, 2/15/11	750,000	849
7.875%, 3/1/26	500,000	661
NYNEX, 9.55%, 5/1/10	403,408	443
Oncor Electric Delivery, 7.25%, 1/15/33	1,800,000	2,225
Pacific Gas & Electric
3.60%, 3/1/09	500,000	489
4.80%, 3/1/14	1,000,000	1,008
Panhandle Eastern Pipeline, 4.80%, 8/15/08	335,000	337
Pemex Project Funding Master Trust
7.375%, 12/15/14	2,500,000	2,810
9.125%, 10/13/10	100,000	117
Petrobras International, 9.875%, 5/9/08	750,000	844
Pharmacia, STEP, 5.875%, 12/1/08	100,000	105
Phillips Petroleum, 7.00%, 3/30/29	4,000,000	5,004
PNC Funding, 5.25%, 11/15/15	1,000,000	1,044
PPL Energy Supply, 6.40%, 11/1/11	940,000	1,029
Procter & Gamble, 4.85%, 12/15/15	500,000	513
Progress Energy, 7.10%, 3/1/11	1,200,000	1,340
Public Service Company of Colorado, 7.875%, 10/1/12	940,000	1,135
Pulte Homes, 7.875%, 8/1/11	750,000	859
Raytheon, 6.55%, 3/15/10	200,000	217
Reed Elsevier, 6.125%, 8/1/06	1,000,000	1,023
Royal Bank of Canada, 3.875%, 5/4/09	350,000	348
Royal Bank of Scotland, 4.70%, 7/3/18	1,000,000	996
Royal Bank of Scotland Group, 5.00%, 10/1/14	1,000,000	1,030
Ryland Group, 5.375%, 1/15/15	500,000	504
Safeway, 7.50%, 9/15/09	100,000	110
SBC Communications
5.10%, 9/15/14	1,000,000	1,021
6.25%, 3/15/11	1,100,000	1,193
Simon Property Group, 6.35%, 8/28/12	1,000,000	1,086
SLM, 5.625%, 8/1/33	1,500,000	1,642
SLM Corporation, 4.00%, 1/15/09	1,000,000	994
Southern California Edison
4.65%, 4/1/15	500,000	502
6.00%, 1/15/34	1,000,000	1,120
Southwest Airlines, 6.50%, 3/1/12	1,750,000	1,905
Sprint Capital
6.875%, 11/15/28	1,600,000	1,838
6.90%, 5/1/19	1,000,000	1,151
St. Paul Companies, 5.75%, 3/15/07	1,525,000	1,562
State Street, 7.65%, 6/15/10	1,000,000	1,150
Sunoco, 4.875%, 10/15/14	750,000	751
Suntrust, 2.50%, 5/4/06	1,000,000	989
Synovus Financial, 4.875%, 2/15/13	390,000	397
TCI Communications, 6.875%, 2/15/06	200,000	203
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	1,016
Telefonica Europe, 7.35%, 9/15/05	1,660,000	1,671
Telefonos de Mexico
144A, 4.75%, 1/27/10	415,000	414
144A, 5.50%, 1/27/15	1,000,000	990
Telus
7.50%, 6/1/07	400,000	422
8.00%, 6/1/11	600,000	698
Tenneco Packaging, 7.20%, 12/15/05	1,000,000	1,013
TGT Pipeline, 144A, 5.50%, 2/1/17	165,000	168
THOMSON Multimedia, 6.20%, 1/5/12	1,400,000	1,545
Time Warner
6.875%, 6/15/18	1,000,000	1,149
7.48%, 1/15/08	1,600,000	1,710
Time Warner Entertainment, 8.375%, 3/15/23	100,000	127
Transocean, 7.50%, 4/15/31	900,000	1,177
Travelers Property Casualty, 6.75%, 11/15/06	1,500,000	1,548
TXU Energy, 7.00%, 3/15/13	250,000	278
Tyco International
6.00%, 11/15/13	750,000	814
6.125%, 1/15/09	500,000	528
6.375%, 10/15/11	750,000	825
STEP, 7.20%, 10/15/08	100,000	109
U.S. Bancorp, 6.875%, 9/15/07	200,000	212
Unilever Capital, 7.125%, 11/1/10	430,000	486
Union Bank Switzerland, 7.25%, 7/15/06	1,000,000	1,033
Union Pacific, 6.50%, 4/15/12	2,000,000	2,217
United Health Group, 3.75%, 2/10/09	1,000,000	986
United Technologies, 5.40%, 5/1/35	340,000	359
Verizon Global Funding
6.875%, 6/15/12	130,000	148
7.75%, 12/1/30	2,500,000	3,218
Virginia Electric & Power Comp., 4.75%, 3/1/13	100,000	100
Vodafone Group, 5.375%, 1/30/15	600,000	634
Wachovia Bank, 4.875%, 2/1/15	1,600,000	1,631
Wal-Mart Stores, 5.875%, 10/15/05	100,000	101
Walt Disney, 5.62%, 12/1/08	200,000	201
Washington Mutual, 4.375%, 1/15/08	1,250,000	1,256
Wells Fargo
4.20%, 1/15/10	1,000,000	1,002
6.55%, 12/1/06	100,000	103
Wells Fargo Bank, 6.45%, 2/1/11	100,000	110
Wells Fargo Financial, 5.50%, 8/1/12	2,000,000	2,146
Weyerhaeuser, 5.95%, 11/1/08	750,000	777
Willamette Industries, 7.85%, 7/1/26	1,000,000	1,204
WMX Technologies, 7.00%, 10/15/06	200,000	207
World Savings Bank, F.S.B., 4.125%, 12/15/09	750,000	749
Yum! Brands, 7.70%, 7/1/12	1,250,000	1,460
Total Corporate Bonds (Cost $236,384)		248,454

ASSET-BACKED SECURITIES 0.2%
Bank One Issuance Trust, Series 2002-A4, Class A4
2.94%, 6/16/08	400,000	400
California Infrastructure PG&E, Series 1997-1, Class A7
6.42%, 9/25/08	76,003	77
Citibank Credit Card Issuance Trust, Series 2000, Class A1
6.90%, 10/15/07	2,800,000	2,825
New Century Home Equity Loan Trust, Series 2005-A, Class A6
VR, 4.954%, 8/25/35	1,350,000	1,361
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52%, 12/31/10	450,000	497
Total Asset-Backed Securities (Cost $5,221)		5,160

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 0.8%

Bank of America Mortgage Securities, Series 2004-1
Class 3A2, CMO, VR, 4.974%, 10/25/34	956,125	957
DLJ Commercial Mortgage, Series 1999-CG2
Class A1B, CMO, 7.30%, 6/10/32	2,850,000	3,130
GMAC Commercial Mortgage Securities, Series 2001-C2
Class A2, CMO, 6.70%, 4/15/34	4,200,000	4,674
Greenwich Capital Commercial Funding, Series 2004-GG1A
Class A2, CMO, 3.835%, 6/10/36	1,498,001	1,485
J.P. Morgan Chase Commercial Mortgage Securities
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	2,325,000	2,535
LB-UBS Commercial Mortgage Trust, Series 2004-C2
Class A2, CMO, 3.246%, 3/15/29	2,625,000	2,534
Morgan Stanley Dean Witter Capital, Series 2002-TOP7
Class A2, CMO, 5.98%, 1/15/39	2,800,000	3,049
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $18,419)		18,364

U.S. GOVERNMENT & AGENCY MORTGAGE-
BACKED SECURITIES 3.1%

U.S. Government Agency Obligations ± 1.8%
Federal Home Loan Mortgage
6.00%, 10/1/32 - 12/1/33	792,776	814
6.50%, 8/1/32	380,386	394
7.00%, 6/1/32	703,696	741
Federal Home Loan Mortgage Corp.
6.00%, 9/1/17 - 2/1/28	213,023	220
6.50%, 11/1/09	83,156	85
CMO
3.50%, 4/15/17	193,585	193
6.00%, 12/15/08	110,869	114
Federal National Mortgage Assn.
4.00%, 5/1/19	335,205	329
4.50%, 5/1/18 - 9/1/34	22,764,798	22,557
5.00%, 4/1 - 5/1/18	423,090	428
5.50%, 1/1/17 - 4/1/19	3,355,789	3,448
6.00%, 8/1/14 - 11/1/34	6,300,798	6,468
6.50%, 5/1/14 - 12/1/32	1,338,684	1,392
7.00%, 9/1/25 - 4/1/32	578,638	611
7.50%, 9/1/26	6,021	6
8.00%, 8/1/24 - 7/1/26	31,209	34
CMO, 6.00%, 10/25/08	2,823,414	2,890
TBA, 5.00%, 1/1/33	2,406,000	2,399
U.S. Department of Veteran Affairs, CMO, VR, 9.594%, 3/15/25	157,756	168
		43,291
U.S. Government Obligations 1.3%
Government National Mortgage Assn.
5.00%, 9/20/33	2,387,721	2,410
5.50%, 2/20/34	12,913,107	13,180
6.00%, 11/15/08 - 1/20/35	6,581,621	6,785
6.50%, 9/15/08 - 4/15/29	1,316,865	1,380
7.00%, 12/15/23 - 3/15/31	1,061,983	1,126
7.50%, 9/15/22 - 1/15/27	667,942	717
8.00%, 6/15/17 - 11/15/25	528,080	573
8.50%, 6/15/08 - 6/20/26	401,154	436
9.00%, 2/15 - 6/20/20	86,714	95
9.50%, 8/15/09 - 8/20/22	71,568	78
10.00%, 11/15/09 - 1/20/22	6,181	7
10.50%, 5/15/15	3,941	4
11.00%, 3/15/10 - 1/15/20	126,088	140
11.50%, 3/15/10 - 3/15/16	153,942	173
ARM, 3.75%, 8/20/23	13,268	14
CMO, 5.50%, 5/20/31	5,000,000	5,103
		32,221
Total U.S. Government & Agency Mortgage-Backed Securities
(Cost $74,892)		75,512

FOREIGN GOVERNMENT OBLIGATIONS &
MUNICIPALITIES 1.4%
Asian Development Bank
4.875%, 2/5/07	200,000	204
6.64%, 5/27/14	1,000,000	1,175
Canada Mortgage & Housing, 2.95%, 6/2/08	1,500,000	1,458
European Investment Bank
2.70%, 4/20/07	500,000	490
3.375%, 6/12/13	1,000,000	985
STEP, 4.00%, 8/30/05	850,000	852
Export Import Bank of Korea, 144A, 5.25%, 2/10/14	500,000	518
Government of Malaysia, 7.50%, 7/15/11	420,000	487
Hydro Quebec, 8.40%, 1/15/22	200,000	283
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,243
Inter-American Development Bank, 6.375%, 10/22/07	1,100,000	1,162
International Bank For Reconstruction & Development
5.00%, 3/28/06 §	1,350,000	1,363
7.625%, 1/19/23	1,800,000	2,501
Kreditanstalt Fur Wiederaufbau, 4.25%, 6/15/10	2,000,000	2,017
Province of Manitoba, 7.50%, 2/22/10	5,600,000	6,403
Province of Ontario
5.50%, 10/1/08	200,000	208
6.00%, 2/21/06	2,650,000	2,689
Province of Quebec, 7.00%, 1/30/07	1,000,000	1,049
Republic of Chile, 5.50%, 1/15/13 §	115,000	123
Republic of Italy
2.50%, 3/31/06 §	1,000,000	990
3.75%, 12/14/07	3,000,000	2,991
4.375%, 6/15/13	330,000	336
5.375%, 6/15/33	330,000	358
Republic of Korea, 8.875%, 4/15/08 §	424,000	477
Republic of South Africa, 6.50%, 6/2/14 §	250,000	278
United Mexican States, 7.50%, 1/14/12	2,000,000	2,271
Total Foreign Government Obligations & Municipalities
(Cost $31,336)		32,911

U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 15.1%
U.S. Government Agency Obligations ± 3.9%
Federal Farm Credit Banks, 5.75%, 1/18/11	1,930,000	2,088
Federal Home Loan Bank
3.375%, 2/23/07 §	4,000,000	3,974
5.25%, 6/18/14	7,000,000	7,540
5.75%, 5/15/12 §	6,375,000	6,994
6.34%, 10/19/05	4,875,000	4,916
Federal Home Loan Mortgage
2.75%, 3/15/08 §	150,000	146
2.875%, 5/15/07 §	5,000,000	4,921
4.50%, 1/15/14 - 1/15/15 §	4,310,000	4,396
5.125%, 7/15/12 §	582,000	619
6.625%, 9/15/09 §	7,500,000	8,274
Federal National Mortgage Assn.
3.25%, 11/15/07 §	175,000	173
5.00%, 1/15/07 §	50,000	51
5.25%, 4/15/07 - 8/1/12 §	8,310,000	8,583
6.00%, 5/15/08 §	12,500,000	13,218
6.375%, 6/15/09	13,200,000	14,342
6.47%, 9/25/12	3,000,000	3,428
6.625%, 9/15/09 §	7,500,000	8,274
Tennessee Valley Auth., 6.25%, 12/15/17	1,975,000	2,295
		94,232
U.S. Treasury Obligations 11.2%
U.S. Treasury Bonds
5.375%, 2/15/31 §	8,145,000	9,619
6.25%, 8/15/23 - 5/15/30 §	12,425,000	15,536
6.50%, 11/15/26 §	16,000,000	20,930
7.125%, 2/15/23 §	3,650,000	4,937
7.25%, 5/15/16 §	9,000,000	11,531
8.125%, 8/15/19 §	4,700,000	6,665
8.75%, 5/15/20 §	1,000,000	1,501
9.25%, 2/15/16 §	3,000,000	4,349
13.875%, 5/15/11 §	190,000	207
U.S. Treasury Notes
2.00%, 5/15/06 §	3,000,000	2,961
2.25%, 2/15/07 §	3,355,000	3,283
2.375%, 8/31/06 §	2,480,000	2,447
2.875%, 11/30/06 §	5,000,000	4,950
3.00%, 11/15/07 §	14,700,000	14,482
3.125%, 5/15/07 §	18,000,000	17,831
3.25%, 8/15/07 §	6,500,000	6,448
3.375%, 2/28/07 - 2/15/08 §	59,200,000	58,924
4.00%, 2/15/15 §	38,000,000	38,160
4.25%, 11/15/13 - 11/15/14 §	25,900,000	26,538
4.375%, 5/15/07 §	8,300,000	8,410
4.75%, 11/15/08 §	13,019,000	13,459
		273,168
Total U.S. Government Agency Obligations
(Excluding Mortgage-Backed) (Cost $356,426)		367,400

DOMESTIC BOND MUTUAL FUNDS 3.8%
T. Rowe Price Institutional High Yield Fund, 7.31% p†	8,662,024	91,557
Total Domestic Bond Mutual Funds (Cost $90,819)		91,557

SHORT-TERM INVESTMENTS 2.2%
Money Market Fund 2.2%
T. Rowe Price Reserve Investment Fund, 3.14% #†	53,389,534	53,390
Total Short-Term Investments (Cost $53,390)		53,390

SECURITIES LENDING COLLATERAL 18.7%
Money Market Pooled Account 2.6%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 3.198% #	64,045,888	64,046
Money Market Trust 16.1%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.194% #	391,641,901	391,642
Total Securities Lending Collateral (Cost $455,688)		455,688

Total Investments in Securities
118.4% of Net Assets (Cost $2,316,284)	$ 2,875,745

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan at
June 30, 2005 – See Note 2
±	The issuer is a publicly-traded company that
operates under a congressional charter; its
securities are neither issued nor guaranteed
by the U.S. government.
†	Affiliated company – See Note 4
p	SEC yield
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $12,580 and repre-
sents 0.5% of net assets
ADR	American Depository Receipts
ADS	American Depository Shares
ARM	Adjustable Rate Mortgage
AUD	Australian dollar
CAD	Canadian dollar
CHF	Swiss franc
CMO	Collateralized Mortgage Obligation
DKK	Danish krone
ETC	Equipment Trust Certificate
EUR	Euro
GBP	British pound
GDS	Global Depository Shares
HKD	Hong Kong dollar
JPY	Japanese yen
MXN	Mexican peso
NOK	Norwegian krone
REIT	Real Estate Investment Trust
SEK	Swedish krona
SGD	Singapore dollar
STEP	Stepped coupon bond for which the coupon
rate of interest will adjust on specified future
date(s)
TBA	To Be Announced security was purchased on
a forward commitment basis
VR	Variable Rate; rate shown is effective rate
at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Affiliated companies (cost $144,209)	$144,947
Non-affiliated companies (cost $2,172,075)	2,730,798

Total investments in securities	2,875,745
Cash	1
Dividends and interest receivable	11,888
Receivable for investment securities sold	3,359
Receivable for shares sold	1,558
Other assets	116

Total assets	2,892,667

Liabilities
Investment management fees payable	885
Payable for investment securities purchased	4,802
Payable for shares redeemed	1,181
Obligation to return securities lending collateral	455,688
Due to affiliates	514
Other liabilities	528

Total liabilities	463,598

NET ASSETS	$2,429,069

Net Assets Consist of:
Undistributed net investment income (loss)	$206
Undistributed net realized gain (loss)	33,426
Net unrealized gain (loss)	559,456
Paid-in-capital applicable to 125,146,713 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	1,835,981

NET ASSETS	$2,429,069

NET ASSET VALUE PER SHARE	$19.41

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$23,222
Interest	15,660
Securities lending	597
Other	75

Total income	39,554

Expenses
Investment management	5,392
Shareholder servicing	2,877
Custody and accounting	187
Prospectus and shareholder reports	65
Registration	42
Proxy and annual meeting	10
Legal and audit	8
Directors	5
Miscellaneous	3
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(325)

Total expenses	8,264
Expenses paid indirectly	(1)

Net expenses	8,263

Net investment income (loss)	31,291

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	(90)
Non-affiliated securities	34,327
Foreign currency transactions	(202)

Net realized gain (loss)	34,035

Change in net unrealized gain (loss)
Securities	(48,832)
Other assets and liabilities
denominated in foreign currencies	(7)

Change in net unrealized gain (loss)	(48,839)

Net realized and unrealized gain (loss)	(14,804)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$16,487

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,291	$53,812
Net realized gain (loss)	34,035	43,972
Change in net unrealized gain (loss)	(48,839)	119,020

Increase (decrease) in net assets from operations	16,487	216,804

Distributions to shareholders
Net investment income	(31,758)	(53,274)
Net realized gain	(19,138)	(14,042)

Decrease in net assets from distributions	(50,896)	(67,316)

Capital share transactions *
Shares sold	292,983	464,024
Distributions reinvested	49,412	65,050
Shares redeemed	(203,640)	(401,485)

Increase (decrease) in net assets from capital
share transactions	138,755	127,589

Net Assets
Increase (decrease) during period	104,346	277,077
Beginning of period	2,324,723	2,047,646

End of period	$2,429,069	$2,324,723

(Including undistributed net investment income of
$206 at 6/30/05 and $673 at 12/31/04)

*Share information
Shares sold	15,058	24,795
Distributions reinvested	2,571	3,433
Shares redeemed	(10,461)	(21,473)

Increase (decrease) in shares outstanding	7,168	6,755

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Balance Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $29,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2005, the fund accepted $40,269,000 of in-kind subscriptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Commitments and Dollar Rolls During the six months ended June 30, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, the value of loaned securities was $458,090,000; aggregate collateral consisted of $455,688,000 in money market pooled accounts and U.S. government securities valued at $19,847,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $203,053,000 and $219,546,000, respectively, for the six months ended June 30, 2005. Purchases and sales of U.S. government securities aggregated $217,660,000 and $146,788,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $2,316,284,000. Net unrealized gain aggregated $559,456,000 at period-end, of which $601,900,000 related to appreciated investments and $42,444,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $54,000 for Price Associates, $385,000 for T. Rowe Price Services, Inc., and $1,972,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $520,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2005 and December 31, 2004 was $53,390,000 and $15,788,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Balanced Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $325,000 of management fees permanently waived pursuant to this agreement. During the six months ended June 30, 2005, purchases and sales of High Yield Fund were $5,424,000 and $70,090,000, respectively. Realized losses during the period were $90,000, and investment income during the period was $4,983,000. At June 30, 2005 and December 31, 2004, the value of shares of High Yield Fund held were $91,557,000 and $161,216,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005